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                                                                   Exhibit 99.30

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-13

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 13-A1 ...   $   31.55572226             Class 13-A15 ..   $    0.00000000
Class 13-A2 ...   $   31.55572193             Class 13-A16 ..   $    0.64544037
Class 13-A3 ...   $   31.55572193             Class 13-A17 ..   $    0.64543972
Class 13-A4 ...   $   47.41730016             Class 13-A18 ..   $    0.00000000
Class 13-A5 ...   $   47.41730033             Class 13-PO ...   $    1.12466766
Class 13-A6 ...   $    0.00000000             Class 13-M ....   $    0.64544447
Class 13-A7 ...   $    0.00000000             Class 13-B1 ...   $    0.64544543
Class 13-A8 ...   $    0.00000000             Class 13-B2 ...   $    0.64544543
Class 13-A9 ...   $    0.00000000             Class 13-B3 ...   $    0.64544681
Class 13-A10 ..   $    0.00000000             Class 13-B4 ...   $    0.64544523
Class 13-A11 ..   $    0.00000000             Class 13-B5 ...   $    0.64544622
Class 13-A12 ..   $    0.00000000             Class 13-R ....   $    0.00000000
Class 13-A13 ..   $    0.00000000             Class 13-RL ...   $    0.00000000
Class 13-A14 ..   $    0.00000000
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     ii)  Principal Prepayments included in the above
          principal distribution (including the Scheduled
          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);


Class 13-A1 ...   $   30.57297935             Class 13-A15 ..   $    0.00000000
Class 13-A2 ...   $   30.57297903             Class 13-A16 ..   $    0.62533936
Class 13-A3 ...   $   30.57297903             Class 13-A17 ..   $    0.62533873
Class 13-A4 ...   $   45.94057860             Class 13-A18 ..   $    0.00000000
Class 13-A5 ...   $   45.94057876             Class 13-PO ...   $    1.08964203
Class 13-A6 ...   $    0.00000000             Class 13-M ....   $    0.00000000
Class 13-A7 ...   $    0.00000000             Class 13-B1 ...   $    0.00000000
Class 13-A8 ...   $    0.00000000             Class 13-B2 ...   $    0.00000000
Class 13-A9 ...   $    0.00000000             Class 13-B3 ...   $    0.00000000
Class 13-A10 ..   $    0.00000000             Class 13-B4 ...   $    0.00000000
Class 13-A11 ..   $    0.00000000             Class 13-B5 ...   $    0.00000000
Class 13-A12 ..   $    0.00000000             Class 13-R ....   $    0.00000000
Class 13-A13 ..   $    0.00000000             Class 13-RL ...   $    0.00000000
Class 13-A14 ..   $    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 13-A1 ...   $    6.19453705             Class 13-A15 ..   $    6.45833359
Class 13-A2 ...   $    5.99471295             Class 13-A16 ..   $    6.44194587
Class 13-A3 ...   $    6.39436081             Class 13-A17 ..   $    6.44194552
Class 13-A4 ...   $    5.67084614             Class 13-A18 ..   $    6.45833333
Class 13-A5 ...   $    4.88866047             Class 13-M ....   $    6.44194542
Class 13-A6 ...   $    2.15101051             Class 13-B1 ...   $    6.44194250
Class 13-A7 ...   $    6.45833340             Class 13-B2 ...   $    6.44193683
Class 13-A8 ...   $    6.45833317             Class 13-B3 ...   $    6.44193853
Class 13-A9 ...   $    6.45833333             Class 13-B4 ...   $    6.44193065
Class 13-A10 ..   $    6.45833400             Class 13-B5 ...   $    6.44193530
Class 13-A11 ..   $    6.45833354             Class 13-S ....   $    0.37144186
Class 13-A12 ..   $    6.45833361             Class 13-R ....   $    0.00000000
Class 13-A13 ..   $    6.45833234             Class 13-RL ...   $    0.00000000
Class 13-A14 ..   $    6.45833343

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     vi)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.24976917

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $404,261,930.16

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,415

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a

          Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 13-A1 ...      $ 27,580,282.86               927.60
                    Class 13-A2 ...      $ 18,386,855.25               927.60
                    Class 13-A3 ...      $ 18,386,855.25               927.60
                    Class 13-A4 ...      $ 78,889,510.97               891.21
                    Class 13-A5 ...      $ 31,555,804.38               891.21
                    Class 13-A6 ...      $ 31,555,804.38               891.21
                    Class 13-A7 ...      $ 49,556,000.00             1,000.00
                    Class 13-A8 ...      $ 19,822,000.00             1,000.00
                    Class 13-A9 ...      $  5,832,000.00             1,000.00
                    Class 13-A10 ..      $  5,000,000.00             1,000.00
                    Class 13-A11 ..      $  8,227,000.00             1,000.00
                    Class 13-A12 ..      $  5,947,000.00             1,000.00
                    Class 13-A13 ..      $  3,364,000.00             1,000.00
                    Class 13-A14 ..      $ 33,446,000.00             1,000.00
                    Class 13-A15 ..      $ 12,920,000.00             1,000.00
                    Class 13-A16 ..      $ 36,058,863.75               996.82
                    Class 13-A17 ..      $  5,928,071.63               996.82
                    Class 13-A18 ..      $ 18,516,000.00             1,000.00
                    Class 13-PO ...      $  1,655,036.31               989.21
                    Class 13-M ....      $  7,378,440.56               996.82
                    Class 13-B1 ...      $  5,270,172.28               996.82
                    Class 13-B2 ...      $  5,270,172.28               996.82
                    Class 13-B3 ...      $  2,108,268.27               996.82
                    Class 13-B4 ...      $  1,264,960.96               996.82
                    Class 13-B5 ...      $  1,898,635.41               996.82
                    Class 13-S ....      $349,668,410.80               950.50
                    Class 13-R ....      $          0.00                 0.00
                    Class 13-RL ...      $          0.00                 0.00

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     vii) The following pertains to any real estate acquired
          on behalf of Certificateholders through
          foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

     viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
             Number                11       Principal Balance   $  3,035,121.10
                (2)  60-89 days
             Number                 1       Principal Balance   $    222,481.12
                (3)  90 days or more
             Number                 1       Principal Balance   $    267,570.29

            (b)  in foreclosure
             Number                 2       Principal Balance   $    582,064.21

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 13-A5: ..............          6.250000%
              Class 13-A6: ..............          2.750000%
              Class 13-S: ...............          0.527079%

     xi)  The Senior Percentage for such Distribution Date;           94.349900%

          The Junior Percentage for such Distribution Date;            5.650100%

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%